SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 1, 2005


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


     Commission       Registrant, State of Incorporation,       I.R.S Employer
       File No.          Address, and Telephone Number        Identification No.


        1-15467                Vectren Corporation                35-2086905
                             (An Indiana Corporation)
                              20 N.W. Fourth Street,
                             Evansville, Indiana 47708
                                 (812) 491-4000

        1-16739            Vectren Utility Holdings, Inc.         35-2104850
                            (An Indiana Corporation)
                             20 N.W. Fourth Street,
                             Evansville, Indiana 47708
                                (812) 491-4000


            Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01.  Entry into a Material Definitive Agreement.

Vectren Corporation (the Company), an energy holding and applied technology company, executed a new change in control agreement with its chief executive officer effective March 1, 2005. The contract is attached to this filing.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               VECTREN CORPORATION
                               VECTREN UTILITY HOLDINGS, INC.

March 3, 2005


                                                  By:  /s/ M. Susan Hardwick
                                                --------------------------------
                                                  M. Susan Hardwick
                                                  Vice President and Controller

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                                INDEX TO EXHIBITS

The following Exhibits are filed as part of this Report to the extent described in Item 1.01:



 Exhibit
 Number        Description

   99-1        Vectren Corporation Change In Control Agreement






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                                                                            99-1


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